UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 19, 2010

COMMAND CENTER, INC.
(Exact name of registrant as specified in its charter)

Washington	000-53088	91-2079472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 West Fifth Avenue, Post Falls, Idaho	83854
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:	208-773-7450

(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 15, 2010, Command Center, Inc. filed a Current Report on Form 8-K to report the events contained herein and therein. This Amendment No. 1 to the Form 8-K is being filed solely to  amend the original report to include clarifying language as to Behler Mick, PS and include an updated letter from the Company’s former auditor addressing the revised disclosures herein.

Section 4.  Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)     Previous Certifying Accountant

On September 28, 2010, the Company received a copy of a notification from DeCoria, Maichel, and Teague, P.S., Certified Public Accountants (“DM-T”), the Company's independent registered accountants, that DM-T terminated the auditor/client relationship.

Except as noted in the paragraph immediately below, the reports of DM-T on the Company's financial statements for the fiscal years ending December 26, 2008 and December 25, 2009 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of DM-T on the Company's financial statements for the fiscal year ending December 25, 2009 contained an explanatory paragraph which noted that there was substantial doubt as to the Company's ability to continue as a going concern.

During the fiscal years ending December 26, 2008 and December 25, 2009, and as of October 4, 2010, the Company has not had any disagreements with DM-T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to DM-T's satisfaction, would have caused them to make reference thereto in their reports on the Company's financial statements for such years.

During our two most recent fiscal years and the subsequent interim period through October 14, 2010, the Company has not consulted with its newly appointed independent registered public accounting firm, Behler Mick, PS, regarding either (i) the application of the accounting principles to a specified transaction, either complete or proposed; or the type of audit opinion that might be rendered on the Company's financial statements and neither a written report was provided to the Registrant nor oral advice was provided that the new accountant concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

We requested that DM-T provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by DM-T was received on October 19, 2010 and is filed as exhibit 16.1 to this Form 8-K.

(b)     Engagement of New Certifying Accountant

Effective October 11, 2010, our Board of Directors approved the engagement of Behler Mick, PS as our new independent registered public accounting firm.

Item 9.01  Financial Statements and Exhibits

(d)               Exhibits

16.4	Letter dated October 19, 2010 from DeCoria, Maichel & Teague, P.S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Command Center, Inc.	October 19, 2010

/s/ Glenn Welstad
Chief Executive Officer